MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST        Two World Trade Center
LETTER TO THE SHAREHOLDERS November 30, 1998                   New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended November 30, 1998, the U.S. economy continued to expand as employment grew, personal income climbed and consumers remained resilient. Despite strong economic growth, inflation did not materialize, due largely to continued turmoil in the Asian markets and other emerging-market economies. As a result, the Federal Reserve Board left interest rates unchanged until late September, when it initiated the first of three interest-rate cuts.

During the period under review, interest rates on short-term U.S. Treasuries were highly volatile, with yields on two-year notes ranging from 3.82 percent to
5.59 percent. At the end of the six-month period, the two-year U.S. Treasury note was yielding 4.51 percent, down one full percentage point from six months earlier.

PERFORMANCE

Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust posted a total return of 4.34 percent for the six-month period ended November 30, 1998. During the same period, the Lehman Brothers 1-3 Year Government Bond Index and the Lipper Short U.S. Treasury Funds Average returned 3.99 percent and 4.04 percent, respectively. The Fund's strong performance for the period was reflective of the overall declining interest rate environment.

On November 30, 1998, the Fund's net assets exceeded $357 million. Throughout the reporting period, the Fund continued to maintain a diversified investment strategy across the maturity spectrum, often out to a maximum of five years. By November 30, 1998, the Fund's average maturity had been gradually extended to approximately 2.8 years.

The Fund, whose income is free from state and local taxes in all 50 states and the District of Columbia, continues to offer investors an attractive alternative to other short-term investments.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

LOOKING AHEAD

U.S. economic growth is showing signs of having stabilized as we look forward to 1999. We believe that the deflationary trend of Asian and other emerging-market economies is likely to help keep inflation in check in the United States well into 1999. Accordingly, the Federal Reserve will need to continually reassess its stance on monetary policy and the pace of any future moves to ease rates.

Given the economic and political environments forecast for 1999, the state of the U.S. budget and the lack of inflation, the portfolio manager may extend the average maturity of the Fund slightly in the months ahead as opportunities present themselves.

We appreciate your ongoing support of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

PORTFOLIO OF INVESTMENTS November 30, 1998 (unaudited)

PRINCIPAL                     DESCRIPTION
AMOUNT IN                         AND                          COUPON
THOUSANDS                    MATURITY DATE                      RATE        VALUE
-------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS (95.9%)
            U.S. Treasury Notes (79.5%)
 $29,100    08/31/00........................................    5.125%   $ 29,344,440
   5,000    08/15/03........................................    5.25        5,146,050
  34,200    01/31/03........................................    5.50       35,274,564
   9,000    02/28/03........................................    5.50        9,286,020
   4,900    03/31/03........................................    5.50        5,061,945
   3,300    11/15/00........................................    5.75        3,369,135
  12,600    10/31/02........................................    5.75       13,084,722
  20,800    11/30/02........................................    5.75       21,614,528
   4,400    06/30/99........................................    6.00        4,433,088
  14,700    07/31/02........................................    6.00       15,369,585
  26,930    09/30/00........................................    6.125      27,634,489
  17,100    12/31/01........................................    6.125      17,833,761
   1,000    03/31/99........................................    6.25        1,005,370
  13,500    04/30/01........................................    6.25       14,000,175
  18,000    10/31/01........................................    6.25       18,796,140
   3,500    02/28/02........................................    6.25        3,668,700
   2,200    06/30/02........................................    6.25        2,314,928
   1,300    04/30/99........................................    6.375       1,309,126
  10,000    05/15/99........................................    6.375      10,073,300
   1,600    01/15/00........................................    6.375       1,629,264
   8,000    04/30/00........................................    6.75        8,226,240
  14,900    04/15/99........................................    7.00       15,028,289
  20,000    02/29/00........................................    7.125      20,586,800
                                                                         ------------
                                                                          284,090,659
                                                                         ------------
            U.S. Treasury Strips (16.4%)
  14,100    05/15/99 (Coupon)...............................    0.00       13,818,564
   5,000    05/15/99 (Principal)............................    0.00        4,895,200
   4,700    08/15/01 (Coupon)...............................    0.00        4,156,304
  13,000    08/15/01 (Principal)............................    0.00       11,485,630
   6,100    11/15/01 (Principal)............................    0.00        5,326,337
  15,100    02/15/02 (Coupon)...............................    0.00       13,025,864
   6,900    05/15/02 (Principal)............................    0.00        5,879,835
                                                                         ------------
                                                                           58,587,734
                                                                         ------------

            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $336,252,564) (a)..............   95.9%      342,678,393
            CASH AND OTHER ASSETS IN EXCESS OF
            LIABILITIES.....................................    4.1        14,786,985
                                                              -----      ------------

            NET ASSETS......................................  100.0%     $357,465,378
                                                              =====      ============

---------------------
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,456,490 and the aggregate gross unrealized depreciation is $2,030,661, resulting in net unrealized appreciation of $6,425,829.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $336,252,564).............................  $342,678,393
Cash........................................................        96,967
Receivable for:
    Shares of beneficial interest sold......................    12,796,834
    Interest................................................     3,363,966
Prepaid expenses and other assets...........................        62,439
                                                              ------------

    TOTAL ASSETS............................................   358,998,599
                                                              ------------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............     1,003,568
    Dividends to shareholders...............................       233,058
    Plan of distribution fee................................       103,897
    Investment management fee...............................       103,897
Accrued expenses and other payables.........................        88,801
                                                              ------------

    TOTAL LIABILITIES.......................................     1,533,221
                                                              ------------

    NET ASSETS..............................................  $357,465,378
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $369,656,433
Net unrealized appreciation.................................     6,425,829
Accumulated net realized loss...............................   (18,616,884)
                                                              ------------

    NET ASSETS..............................................  $357,465,378
                                                              ============

NET ASSET VALUE PER SHARE,
 35,288,124 shares outstanding
 (unlimited shares authorized of $.01 par value)............        $10.13
                                                                    ======

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

STATEMENT OF OPERATIONS
For the six months ended November 30, 1998 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $ 8,200,064
                                                              -----------

EXPENSES
Plan of distribution fee....................................      494,288
Investment management fee...................................      494,288
Transfer agent fees and expenses............................       52,778
Registration fees...........................................       41,241
Professional fees...........................................       28,147
Shareholder reports and notices.............................       18,500
Trustees' fees and expenses.................................       11,484
Custodian fees..............................................        5,174
Other.......................................................        7,508
                                                              -----------

    TOTAL EXPENSES..........................................    1,153,408
                                                              -----------

    NET INVESTMENT INCOME...................................    7,046,656
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................     (152,106)
Net change in unrealized appreciation.......................    3,911,484
                                                              -----------

    NET GAIN................................................    3,759,378
                                                              -----------

NET INCREASE................................................  $10,806,034
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                          FOR THE SIX      FOR THE YEAR
                                                         MONTHS ENDED         ENDED
                                                       NOVEMBER 30, 1998   MAY 31, 1998
---------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................    $  7,046,656      $ 12,745,247
Net realized loss....................................        (152,106)         (250,683)
Net change in unrealized appreciation................       3,911,484         3,306,205
                                                         ------------      ------------

    NET INCREASE.....................................      10,806,034        15,800,769

Dividends from net investment income.................      (7,251,917)      (12,934,573)

Net increase from transactions in shares of
 beneficial interest.................................     112,886,721         7,891,155
                                                         ------------      ------------

    NET INCREASE.....................................     116,440,838        10,757,351

NET ASSETS:
Beginning of period..................................     241,024,540       230,267,189
                                                         ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $0 and $205,261, respectively)...................    $357,465,378      $241,024,540
                                                         ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is current income, preservation of principal and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited) continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited) continued

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors, other employees and selected broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and
(5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets during the month. For the six months ended November 30, 1998, the distribution fee was accrued at the annual rate of 0.35%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended November 30, 1998 aggregated $198,613,847 and $111,465,170, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $3,600.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended November 30, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,359. At November 30, 1998, the Fund had an accrued pension liability of $41,691 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited) continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     FOR THE SIX                      FOR THE YEAR
                                                                     MONTHS ENDED                         ENDED
                                                                  NOVEMBER 30, 1998                   MAY 31, 1998
                                                              --------------------------       ---------------------------
                                                                     (unaudited)
                                                                SHARES         AMOUNT            SHARES         AMOUNT
                                                              -----------   ------------       -----------   -------------
Shares sold...............................................    37,669,771    $381,678,377       28,646,260    $285,059,941
Shares issued in reinvestment of dividends................       567,268       5,718,254        1,058,231      10,524,484
                                                              ----------    ------------       ----------    ------------
                                                              38,237,039     387,396,631       29,704,491     295,584,425
Shares repurchased........................................   (27,141,320)   (274,509,910)     (28,891,924)   (287,693,270)
                                                              ----------    ------------       ----------    ------------
Net increase..............................................    11,095,719    $112,886,721          812,567    $  7,891,155
                                                              ==========    ============       ==========    ============

6. FEDERAL INCOME TAX STATUS

At May 31, 1998, the Fund had a net capital loss carryover of approximately $18,356,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:

                       AMOUNT IN THOUSANDS
           -------------------------------------------
             2003         2004       2005       2006
           --------     --------   --------   --------
           $11,507       $6,271      $333       $245
           =======       ======      ====       ====

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $108,000 during fiscal 1998.

As of May 31, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses.

7. RISK RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in zero coupon U.S. Treasury securities. Zero coupon securities are subject to substantially greater market fluctuations during periods of changing prevailing interest rates than are comparable debt securities.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                            FOR THE SIX                   FOR THE YEAR ENDED MAY 31,
                                                           MONTHS ENDED      ----------------------------------------------------
                                                         NOVEMBER 30, 1998     1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------------------------------------
                                                            (unaudited)

SELECTED PER SHARE DATA:

Net asset value, beginning of period...................        $ 9.96          $ 9.85     $ 9.84    $  9.98    $  9.88    $ 10.34
                                                               ------          ------     ------    -------    -------    -------

Income from investment operations:
 Net investment income.................................          0.25            0.53       0.54       0.54       0.49       0.49
 Net realized and unrealized gain (loss)...............          0.18            0.11         --      (0.14)      0.10      (0.45)
                                                               ------          ------     ------    -------    -------    -------

Total income from investment operations................          0.43            0.64       0.54       0.40       0.59       0.04
                                                               ------          ------     ------    -------    -------    -------

Less dividends from net investment income..............         (0.26)          (0.53)     (0.53)     (0.54)     (0.49)     (0.50)
                                                               ------          ------     ------    -------    -------    -------

Net asset value, end of period.........................        $10.13          $ 9.96     $ 9.85    $  9.84    $  9.98    $  9.88
                                                               ======          ======     ======    =======    =======    =======

TOTAL RETURN+..........................................          4.34%(1)        6.68%      5.63%      4.09%      6.22%      0.25%

RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................          0.82%(2)        0.82%      0.83%      0.84%      0.84%      0.79%

Net investment income..................................          4.99%(2)        5.30%      5.42%      5.33%      4.93%      4.74%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands................      $357,465        $241,025   $230,267   $258,637   $273,184   $516,017

Portfolio turnover rate................................            42%(1)          95%       149%        63%        30%        49%

---------------------
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


MORGAN STANLEY
DEAN WITTER
SHORT-TERM
U.S. TREASURY
TRUST


[MORGAN STANLEY GRAPHIC]


SEMIANNUAL REPORT
NOVEMBER 30, 1998